II-VI Incorporated

A Global Leader in Engineered Materials
and Optoelectronic Components

1 1 II-VI Incorporated Acquisition of M Cubed Technologies, Inc. November 1, 2012 1 Exhibit 99.2

Forward Looking Statement Disclaimer
This presentation and the remarks of its presenter(s) contain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  Forward-looking statements may be identified by words such as “expects”,
“anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “will” or words of similar meaning and include, but are not limited to, statements about the expected future business and financial performance of II-VI Incorporated.  These statements are based on management’s current expectations and are inherently subject to uncertainties and changes in circumstances.
Among the factors that could cause actual results to differ materially from those described in the forward-looking statements are changes in global, political, economic, business, competitive, market and regulatory forces.  More detailed information about II-VI Incorporated’s risks is contained in II-VI Incorporated’s filings with the SEC, including the report on Form 10-K for the fiscal year ended June 30, 2012.  This presentation speaks as of today, and II-VI Incorporated does not undertake any obligation to update the forward-looking statements to reflect actual events, results, or any change in events, conditions, assumptions or other factors.

3 Agenda • Review of Today’s Announcement • Overview of M Cubed Technologies, Inc. • Strategic Rationale and Fit with II-VI • Financial Impacts of the Transaction • Question and Answer Session

Review of Today’s Announcement
• We have completed the acquisition of M Cubed Technologies, Inc.
announced earlier today.
• The consideration was cash of $71.4 million.  In addition, closing adjustments, including a working capital adjustment, could increase the purchase price by an additional $2.5 million.
• M Cubed is expected to generate approximately $35 million in revenues during the first eight months of ownership by II-VI in FY13.
• The acquisition is expected to be accretive, net of transaction expenses.
• M Cubed will be included in the Company’s Advanced Product Group segment for financial reporting purposes.

M CUBED TECHNOLOGIES INC.
SUBSIDIARY OF II-VI INCORPORATED
A Global Leader in Reaction Bonded Ceramics and Metal Matrix Composites

M CUBED TECHNOLOGIES INC.
SUBSIDIARY OF II-VI INCORPORATED

Founded in 1993, M Cubed focuses its energy on developing advanced materials and ceramics manufacturing processes in the fields of Metal Matrix Composites (MMCs) and Reaction Bonded
Ceramics (RB SiC and RB B

C).
The resulting products are found in applications requiring precision, light weight, strength, hardness, and matched CTE (Coefficient of Thermal Expansion).
This is especially true in semiconductor tool applications that required advanced materials to meet the need for increased tolerances, enhanced thermal stability, faster wafer transfer speeds, increased yields, and reduced stage settling times.
Thus the need for developing advanced Materials with unique Manufacturing process capabilities to meet the need for precise Motion control.
Overview of M Cubed Technologies, Inc.

M CUBED TECHNOLOGIES INC.
SUBSIDIARY OF II-VI INCORPORATED
A Global Leader in Reaction Bonded Ceramics and Metal Matrix Composites

Advanced Ceramic/Metal Composites – A New Class of Materials
Property
Carbon
Steel
Refractory Metals:
Nb, Mo, Ta, W
Ceramic/Metal Composites
Density, g/cm
3
8 – 9 9 - 20 Light weight: 2.5 – 4.5 g/cm
3
Melting Point ~ 1300 C 2400 – 3700 C
MP up to 4000°. Retains
properties at extremely high
temperatures
Hardness (Mohs Scale) 5 - 7 5 - 8
Extremely hard.  Can approach
diamond (10 Mohs)
Wear Resistance Poor Poor to Moderate
Excellent wear and abrasion
resistance
Chemical Resistance to
Acids and Bases
Poor Poor to Moderate Excellent chemical resistance
Electrical Conductivity Conductive Conductive
Tunable from conductive to
insulating
Thermal Expansion High CTE High CTE Tunable from high to near zero
High Performance Composites; Net Shape Processing for Attractive Cost
C

M CUBED TECHNOLOGIES INC.
SUBSIDIARY OF II-VI INCORPORATED
A Global Leader in Reaction Bonded Ceramics and Metal Matrix Composites

Proprietary Know-How
Capabilities
Ceramic Manufacturing
Foundry Processing
Materials Development
Materials Characterization
Precision Machining
Electro-Mechanical Assembly
Nano-scale Metrology
Business Segments
Ceramic Materials Group
Armor Materials
Refractory Assemblies
Wear Resistant Components
Thermal Management Materials
Machine Bases/Structures
Semiconductor
Flat Panel Display
Glass Manufacturing
Energy
Mining
Aerospace
Defense
Industries Served
Precision Products Group
Vacuum Wafer Chucks
Electrostatic Chuck Components
Stage Sub Assemblies
Silicon Carbide Optics
Optical Structures/Housings
Precision Beams/Structures
Core Competency:  Reaction Bonded SiC Ceramics &  Metal Matrix Composites
What Makes M Cubed Unique?
Industry leading size and shape capability with advanced ceramics & MMCs
Extreme tailorability with respect to composition and properties
Vertical integration with materials development, materials manufacturing, precision machining, motion system assembly, and nano-scale metrology

M CUBED TECHNOLOGIES INC.
SUBSIDIARY OF II-VI INCORPORATED
A Global Leader in Reaction Bonded Ceramics and Metal Matrix Composites

Material Family	Process	Features
Cast Al/SiC MMC (20-40% SiC)	Metal casting	Relative to Al, cast MMC has increased stiffness and decreased CTE .
Sedimented Al/SiC MMC (55% SiC)	Metal casting	Similar CTE to Al_2O_3
HSC (Al-Si/SiC)	Reaction Bonding	Matched CTE to AlN. High thermal conductivity.
TSC (Ti-Si/SiC)	Reaction Bonding	Suited to flow-through devices. Very high thermal conductivity.
SSC (Si/SiC)	Reaction Bonding	Matched CTE to Si. High mechanical and thermal stability.
RBBC (Si-SiC/B_4C)	Reaction Bonding	Very high specific stiffness.
RBSC + Diamond (Si/SiC + Diamond)	Reaction Bonding	Very high mechanical and thermal stability.

Successful Partnership with Semiconductor and Display OEMs
Nanometer
Metrology
Electromechanical
Assembly
Precision
Machining
Material
Development
Engineered Material Development
Material
Characterization

M CUBED TECHNOLOGIES INC.
SUBSIDIARY OF II-VI INCORPORATED
A Global Leader in Reaction Bonded Ceramics and Metal Matrix Composites

Strategic Rationale and Fit with II-VI
• Engineered Materials Company.
• History of successfully leveraging material technology and unique process knowledge to develop value added products for OEM markets.
• Intimate customer relationships and a solid reputation with industry leaders.
• High value consumable products.
• Opportunities for growth in multiple industrial sectors.
• Impressive IP portfolio and proprietary know-how with 18 granted US and
14 granted foreign patents.
• Well positioned to take advantage of the Semiconductor Growth Drivers consistent with the efforts of other II-VI operations.
Defense
Wear Resistance
Aerospace
Structural
Materials
Neutron Absorbing
Materials

II-VI Incorporated
A Global Leader in Engineered Materials and Optoelectronic Components

Laser beam expander
Beam tubes
Turning mirror
Vacuum vessel with Collector
Beam and focus metrology
Turning mirror
Turning mirror
Beam tubes
Turning mirror
CO2 drive laser system

M CUBED TECHNOLOGIES INC.
SUBSIDIARY OF II-VI INCORPORATED

Ceramic Components
• Wafer Tables
• Stage Structures
• Collector Mirrors
• Chucks
• Cold Plates
• Stage Mirrors
• Sensor Structures
• Stage Components
Ceramic Components Inside 193nm & EUV Lithography Tools
II-VI Infrared
• Mirrors
• ZnSe Optics
• Complex Coatings
• Diamond Windows
EUV Lithography Light Source Configuration
Helps position II-VI to capture leading position in $300 million Market for
Semiconductor Engineered Materials and Optoelectronic Components
II-VI and M Cubed Together - Providing Innovative Solutions
193nm & EUV Lithography of 300mm & 450mm Wafers

Financial Impacts of the Transaction
• Acquisition was financed in part due to the exercise of a $30 million accordion on II-VI’s credit facility.
• Total debt of II-VI after this transaction increased to approximately
$82 million.
• M Cubed is expected to generate approximately $35 million in revenues and contribute between $0.01 and $0.03 EPS during the first eight months of ownership by II-VI in FY13.
• As a result of the acquisition of M Cubed, the outlook of II-VI for the fiscal year ending June 30, 2013 has been increased to a revenue range of $585 million to $595 million and earnings per share has been increased to $1.01 to $1.09.

Question and Answer Session
These comments and answers to certain questions
contain forward looking statements which are based on
current expectations.  Actual results could differ
materially.  For information about factors that could
cause the actual results to differ materially, please refer
to the “Risk Factors” section of our Form 10-K for the
fiscal year ended June 30, 2012.  Also, please refer to
today’s Form 8-K filing for additional details.